UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 15, 2008
Energy Recovery, Inc.
(Exact name of registrant as specified in its charter)
Delaware	0001421517	01-0616867
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1908 Doolittle Dr. San Leandro, CA	94577
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	510-483-7370
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On July 15, 2008, Energy Recovery, Inc. issued a news release which reported a project award to the largest desalination plant in the world located in Hadera, Israel.  A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(c)         Exhibits

99.1      News Release dated July 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY RECOVERY, INC.
(Registrant)

Date:	July 16, 2008	/s/ Thomas Willardson
Thomas Willardson
(Chief Financial Officer)